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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): April 27, 1999



                              WELLS FARGO & COMPANY
             (Exact name of registrant as specified in its charter)


             Delaware                   001-2979            No. 41-0449260
   (State or other jurisdiction     (Commission File         (IRS Employer
         of incorporation)               Number)          Identification No.)


             420 Montgomery Street, San Francisco, California 94163
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: 1-800-411-4932

                                 Not applicable

          (Former name or former address, if changed from last report)


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Item 5:   OTHER EVENTS

          Attached hereto as Exhibit 99 are the Press Releases announcing:

          (a)  Wells Fargo & Company's additional share repurchase authorization

          (b)  An increase in Wells Fargo & Company's common stock dividend

Item 7:   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits

               99   (a)  Copy of the Press Release announcing Wells Fargo &
                         Company's additional share repurchase authorization

                    (b) Copy of the Press Release announcing an increase in Wells Fargo & Company's common stock dividend


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on April 28, 1999.

                                 WELLS FARGO & COMPANY



                                 By:  /s/ LES L. QUOCK
                                     --------------------------------------
                                     Les L. Quock
                                     Senior Vice President and Controller